SUPPLEMENT Dated August 26, 2014
To the Current Prospectus for:

ING Empire Traditions Variable Annuity
ING Empire Innovations Variable Annuity
ING Architect New York Variable Annuity

Issued by ReliaStar Life Insurance Company of New York
Through Its Separate Account NY-B

This supplement updates the prospectus for your variable annuity contract. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call Customer Service at 1-800-
366-0066. The following information only affects you if you currently invest in, or plan to invest in, the subaccount that corresponds to the Voya Intermediate Bond Portfolio.

IMPORTANT INFORMATION REGARDING A FUND DESIGNATION CHANGE TO THE
VOYA INTERMEDIATE BOND PORTFOLIO

Prior to July 11, 2014, Voya Intermediate Bond Portfolio was designated as a Special Fund for purposes of benefit riders under certain contracts. Effective July 11, 2014, Voya Intermediate Bond Portfolio has
been redesignated as a Covered Fund for purposes of both the living benefit rider and death benefit rollup values for all current and future investments. For more information related to Covered Funds please refer to your prospectus or call Customer Service.

All references in the prospectus to the Voya Intermediate Bond Portfolio in connection with the benefit riders are changed accordingly. The Portfolio’s designation as a Fixed Allocation Fund remains unchanged.

X.RLNY-14	August 2014